CONSENT OF INDEPENDENT AUDITORS






We consent to the reference to our firm under the caption
"Independent Auditors" in this Registration Statement (Form N-1A
No. 33-83430) of IBJ Funds Trust.


/s/Ernst & Young LLP
Ernst & Young LLP

New York, New York
March 27, 1998